SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 10, 2006
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


        Delaware                      0-23434                  11-2230715
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 2 FINANCIAL INFORMATION
Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 10, 2006, Hirsch International Corp. announced its financial results for the fiscal quarter ended June 30, 2006. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS
             99.1     Press Release dated August 10, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIRSCH INTERNATIONAL CORP.


                                   By: /s/  Beverly Eichel
                                      ----------------------------------------
                                      Beverly Eichel
                                      Executive Vice President - Finance,
                                      Chief Financial Officer and Secretary

Dated:  August 11, 2006

Exhibit 99.1

            Hirsch Reports Continued Improvement In 2nd Quarter 2006

          Increases in Net Sales, Gross Profit, Net Income Drive Growth

HAUPPAUGE, N.Y. - August 10, 2006 - Hirsch International Corp. (NASDAQ: HRSH), the leading provider of advanced embroidery systems and related support services in the United States, reported its financial results for the second quarter and five months ended June 30, 2006. Highlights of those results are as follows:

     o Net sales were $13.7 million for the quarter ended June 30, 2006, an improvement of $1.1 million or 8.7% over net sales of $12.6 million for last year's fiscal second quarter which ended July 30, 2005. For the five months ended June 30, 2006, net sales were $22.3 million versus $26.3 million for the prior six-month period which ended July 30, 2005.

     o For the quarter ended June 30, 2006, gross profit increased $0.2 million to $4.6 million from $4.4 million for the quarter ended July 30, 2005. For the five months ended June 30, 2006, gross profit was $7.6 million or 34.2% of net sales as compared to $8.6 million for the six months ended July 30, 2005 or 32.7% of net sales.

     o Selling, general and administrative expenses and overall operating expense increased $0.2 million from $3.8 million to $4.0 million for the quarter ended June 30, 2006 as compared to the fiscal quarter ended July 30, 2005 and decreased $1.2 million for five months ended June 30, 2006 as compared to the six months ended July 30, 2005. Included in the six months ended July 30, 2005, was a $147,000 charge for severance costs associated with the Company's continuing reorganization.

     o For the quarter ended June 30, 2006 the Company reported net income of $0.6 million, an improvement of $0.1 million from net income of $0.5 million for the quarter ended July 30, 2005. For the five months ended June 30, 2006, the Company reported net income of $0.9 million, an increase of $0.3 million from the net income of $0.6 million for the six months ended July 30, 2005.

"I am very proud of the entire Hirsch team and their continued dedication and focus on serving our customers, resulting in yet another positive quarter for the Company," said Paul Gallagher, President and Chief Executive Officer of Hirsch. "The Company continues to experience growth at both the top and bottom lines. In addition, the signing of our recent distribution agreement with MHM adds to our capacity, making us the exclusive distributor of the world's finest screen printing equipment throughout the U.S and Canada. Our reach has now been expanded into a new, yet synergistic industry and we look forward to continue building value for the Company and our stockholders."


About Hirsch International Corporation

Hirsch is the leading provider of advanced computerized commercial embroidery systems and support services in the United States. The Company offers single and multi-head embroidery machines; proprietary application software; embroidery parts, supplies and accessories; and technical service and support. Hirsch's customers include contract embroiderers, manufacturers of apparel and fashion accessories, retail stores, and embroidery entrepreneurs. The Company is the country's leading single source provider of Tajima embroidery systems, marketing under the name "Tajima USA Sales & Support by Hirsch."

Additionally, on August 2, 2006 Hirsch announced that it has entered into a ten year distribution agreement with MHM Siebdruckmaschinen GmbH for exclusive distribution and support of MHM screen printing equipment throughout North America. MHM's product line will now be marketed under the name "MHM North America by Hirsch".

Hirsch, lead by a strong and experienced management team, is focused on continuing to grow its core business through sound acquisitions of products and processes, as well as through related business ventures in which the Company can build and maximize stockholder value. The Company was founded in 1970 and is headquartered in Hauppauge, NY.

Safe Harbor Statement

Safe Harbor Statement

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements. The Company noted that forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including, without limitation, the risks and uncertainties discussed under the caption "Risk Factors" in the Company's Form 10-K for fiscal 2006, which discussion is incorporated herein by reference.

Contacts:
Hirsch International Corp.
Investor Relations
631.701.2345

The Investor Relations Group
Investors:
Kevin Murphy/Adam Holdsworth
212.825.3210
kmurphy@investorrelationsgroup.com
aholdsworth@investrelationsgroup.com

                   HIRSCH INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)

                                                                                  June 30,                January 28,
                                                                            ----------------------    --------------------
                                                                                    2006                     2006
                                                                                    ----                     ----
  ASSETS                                                                         (unaudited)

        Cash and cash equivalents (includes restricted cash)                        $ 13,269                  $13,676

        Accounts receivable, net                                                       5,159                    4,929

        Inventories, net                                                               4,814                    4,128

        Other current assets                                                             475                      513

        Property, plant and equipment, net                                               326                    1,574

        Other assets                                                                   1,536                    1,534
                                                                            ----------------------    --------------------

     TOTAL ASSETS                                                                    $25,579                  $26,354
                                                                            ======================    ====================


  LIABILITIES AND STOCKHOLDERS' EQUITY

  LIABILITIES

        Accounts payable and accrued expenses                                        $ 9,316                   $9,428

        Customer deposits and other                                                      436                      430

        Other current liabilities                                                         60                    1,270

        Other long term liabilities - less current maturities                            210                        -

        Deferred gain on sale of building                                                  -                      608
                                                                            ----------------------    --------------------

        TOTAL LIABILITIES                                                             10,022                   11,736
                                                                            ----------------------    --------------------

        TOTAL STOCKHOLDERS' EQUITY                                                    15,557                   14,618
                                                                            ----------------------    --------------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                        $25,579                  $26,354
                                                                            ======================    ====================

                   HIRSCH INTERNATIONAL CORP. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (All amounts in thousands, except per share data)
                                   (unaudited)


                                                                            Three          Three            Five           Six
                                                                            Months         Months           Months        Months
                                                                            Ended           Ended           Ended         Ended
                                                                           June 30,        July 30,        June 30,      July 30,
                                                                             2006           2005             2006          2005
                                                                        --------------  -------------    -------------  -----------

NET SALES                                                                   $13,660       $12,586           $22,305        $26,310

COST OF SALES                                                                 9,093         8,220            14,669         17,712
                                                                        --------------  -------------    -------------  -----------

GROSS PROFIT                                                                  4,567         4,366             7,636          8,598

OPERATING EXPENSES
           Selling, general and administrative expenses                       4,020         3,845             6,828          7,809
           Severance costs                                                        -             -                 -            147
                                                                        --------------  -------------    -------------  -----------
                   Total operating expenses                                   4,020         3,845             6,828          7,956
                                                                        --------------  -------------    -------------  -----------

OPERATING INCOME                                                                547            521              808            642
                                                                        --------------  -------------    -------------  -----------

OTHER  EXPENSE (INCOME)                                                        (48)             11             (79)             19
                                                                        --------------  -------------    -------------  -----------

INCOME BEFORE PROVISION FOR INCOME                                              595            510              887            623
           TAXES

INCOME TAX PROVISION                                                             14            19                14             30
                                                                        --------------  -------------  -------------    -----------

NET INCOME                                                                     $581          $ 491             $873           $593
                                                                        ==============  =============    =============  ===========


EARNINGS PER SHARE:

             Basic                                                            $0.07          $0.06            $0.10          $0.07
                                                                        ==============  =============    =============  ===========

           Diluted                                                            $0.06          $0.05            $0.09          $0.06
                                                                        ==============  =============    =============  ===========


WEIGHTED AVERAGE NUMBER OF SHARES IN THE CALCULATION OF INCOME PER
SHARE

           Basic                                                              8,487          8,462            8,487          8,455
                                                                        ==============  =============    =============  ===========

           Diluted                                                            9,649          9,408            9,649          9,401
                                                                        ==============  =============    =============  ===========